Exhibit 10.1

Certain information has been excluded from the exhibit because it is not material and would likely cause competitive harm to the company if publicly disclosed. [***] indicates the redacted confidential portions of this exhibit.

FIRST AMENDMENT TO

AMENDED AND RESTATED CREDIT AGREEMENT

THIS FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”), dated as of December 23, 2019, is entered into by and among SOLSYS MEDICAL, LLC, a Delaware limited liability company formerly known as Soluble Systems, LLC (“Soluble”), MISONIX, INC., a Delaware corporation formerly known as New Misonix, Inc. (“Misonix”, and together with Soluble, each individually and collectively referred to herein as “Borrower”), each of the undersigned financial institutions (individually each a “Lender” and collectively “Lenders”) and SWK FUNDING LLC, a Delaware limited liability company, in its capacity as administrative agent for the other Lenders (in such capacity, “Agent”).

RECITALS

WHEREAS, Borrower, Agent and Lenders entered into that certain Amended and Restated Credit Agreement dated as of September 27, 2019, (as the same may be amended, modified or restated from time to time, being hereinafter referred to as the “Credit Agreement”); and

WHEREAS, Borrower, Agent and Lenders desire to amend the Credit Agreement as set forth herein.

AGREEMENT

NOW, THEREFORE, in consideration of the premises herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties, intending to be legally bound, agree as follows:

Article I

Definitions

1.1 Capitalized terms used in this Amendment are defined in the Credit Agreement, as amended hereby, unless otherwise stated.

ARTICLE II

Amendments

2.1 Amendment to Section 2.1. Effective as of the First Amendment Effective Date, the definition of “Contract Rate” in Section 1.1 of the Credit Agreement is amended and restated in its entirety to read as follows:

“Contract Rate means a rate per annum equal to (x) the LIBOR Rate, plus (y)(1) as of any date of determination where the EBITDA of Parent and its Subsidiaries was positive for the prior Fiscal Quarter, seven and one-half of one percent (7.50%) or (2) at all other times, the applicable margin as identified in the table below:

Condition	(y) Applicable Margin
As of any date of determination where the Market Capitalization of Parent is less than $[***].	ten and one quarter of one percent (10.25%)

As of any date of determination where the Market Capitalization of Parent is equal to or greater than $[***], but less than $[***]	Nine percent (9.00%)

As of any date of determination where the Market Capitalization of Parent is equal to or greater than $[***]	Eight percent (8.00%)

”

2.2 Amendment to Section 2.1. Effective as of the First Amendment Effective Date, Section 2.1 of the Credit Agreement is amended and restated in its entirety to read as follows:

“2.1 Term Loan Commitments.

(a) Borrower, Agent and Lenders hereby agree and acknowledge that, as of December 23, 2019 (but prior to the advance described in Section 2.1(b)), the outstanding principal balance of the Term Loan is $25,095,761 (which amount includes, for the avoidance of doubt, (i) accrued interest that was capitalized into the Loan in relation to the accrued interest that was otherwise due and payable on the Payment Dates in May 2016, February 2017, May 2017 and August 2017, (ii) the capitalization of all unpaid interest accrued from the Payment Date in August 2017 through October 26, 2017, (iii) the additional term loan advance of $2,500,000 made to Borrower on May 2, 2019, (iv) the additional term loan advance of $2,500,000 made to Borrower on or about September 25, 2019 and (v) the additional term loan advance of $5,000,000 made to Borrower on or about September 27, 2019).

(b) In addition to the foregoing, on or about December 24, 2019, Lenders shall make one (1) additional term loan advance in the amount of $5,000,000 to Borrower resulting in an outstanding principal balance of the Term Loan of $30,095,761. Upon the funding of such additional term loan amount under this Section 2.1(b), Borrower shall pay to Agent, for its own account, an origination fee in the amount of $75,000, which fully earned and non-refundable as of the date of such additional term loan advance.

(c) All such term loan advances described in this Section 2.1 shall be deemed a single term Loan (each such loan, individually and collectively, the “Term Loan”) which shall be in an aggregate principal amount equal to the Term Loan Commitment plus any additional amounts capitalized into the Term Loan as described in Section 2.1(a). The Loan is not a revolving credit facility, and therefore, any amount thereof that is repaid or prepaid by Borrower, in whole or in part, may not be re-borrowed.”

2.3 Amendment to Section 7.13.2. Effective as of the First Amendment Effective Date, Section 7.13.2 of the Credit Agreement is amended and restated in its entirety to read as follows:

“7.13.2 Minimum Aggregate Revenue.

Not permit the Aggregate Revenue for the consecutive month period ending on the last Business Day of any Fiscal Quarter set forth in the table below to be less than the applicable amount set forth in the table below for such period.

Minimum LTM Aggregate Revenue as of the end of:
Nine (9) month period ending March 31, 2020	$[***]
Twelve (12) month period ending June 30, 2020	$[***]
Twelve (12) month period ending September 30, 2020	$[***]
Twelve (12) month period ending December 31, 2020	$[***]
Twelve (12) month period ending March 31, 2021	$[***]
Twelve (12) month period ending June 30, 2021	$[***]
Twelve (12) month period ending September 30, 2021 and each Fiscal Quarter thereafter	$[***]

For purposes of clarification, if Aggregate Revenue is calculated for a period that includes any period prior the consummation of the Merger, Aggregate Revenue will include, without duplication, the combined aggregate of Net Sales, Royalties and any other income or revenue recognized by Parent and/or its Subsidiaries, on one hand, and by Current Borrower and/or its Subsidiaries, on the other hand, for such period.”

2.5 Amendment to Annex I. Effective as of the First Amendment Effective Date, Annex I to Credit Agreement is amended and restated in its entirety to read as follows:

ANNEX I

Commitments and Pro Rata Term Loan Shares

Lender	Commitment	Pro Rata Term Loan Share
SWK Funding LLC	$30,095,761	100%

ARTICLE III

Conditions Precedent

3.1 Conditions Precedent. The effectiveness of this Amendment is subject to the satisfaction of the following conditions precedent in a manner satisfactory to Agent, unless specifically waived in writing by Agent in its sole discretion (the date all such conditions are satisfied, or waived, by Agent in its sole discretion being referred to herein as the “First Amendment Effective Date”):

A. Agent shall have received (i) this Amendment duly executed by Borrower, and (ii) that certain Acknowledgement, Third Amendment and Reaffirmation of Intercreditor Agreement, duly executed by all parties thereto.

B. The representations and warranties contained herein and in the Credit Agreement and the other Loan Documents, as each is amended hereby, shall be true and correct as of the date hereof in all material respects, as if made on the date hereof, except for such representations and warranties as are by their express terms limited to a specific date.

C. No Default or Event of Default under the Credit Agreement, as amended hereby, shall have occurred and be continuing, unless such Default or Event of Default has been otherwise specifically waived in writing by Agent.

D. All corporate proceedings taken in connection with the transactions contemplated by this Amendment and all documents, instruments and other legal matters incident thereto shall be satisfactory to Agent; and Borrower shall provide to Agent a Manager’s certificate with resolutions in form and substance acceptable to Agent.

ARTICLE IV

No Waiver, Ratifications, Representations and Warranties

4.1 No Waiver. Nothing contained in this Amendment or any other communication between Agent, any Lender, Borrower or any other Loan Party shall be a waiver of any past, present or future violation, Default or Event of Default of Borrower under the Credit Agreement or any Loan Document. Agent and each Lender hereby expressly reserves any rights, privileges and remedies under the Credit Agreement and each Loan Document that Lender may have with respect to any violation, Default or Event of Default, and any failure by Agent or any Lender to exercise any right, privilege or remedy as a result of the violations set forth above shall not directly or indirectly in any way whatsoever either (i) impair, prejudice or otherwise adversely affect the rights of Agent or any Lender, except as set forth herein, at any time to exercise any right, privilege or remedy in connection with the Credit Agreement or any Loan Document, (ii) amend or alter any provision of the Credit Agreement or any Loan Document or any other contract or instrument or (iii) constitute any course of dealing or other basis for altering any obligation of Borrower or any other Loan Party or any rights, privilege or remedy of Agent or any Lender under the Credit Agreement or any Loan Document or any other contract or instrument. Nothing in this Amendment shall be construed to be a consent by Agent or any Lender to any prior, existing or future violations of the Credit Agreement or any Loan Document.

4.2 Ratifications. The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Credit Agreement and the other Loan Documents, and, except as expressly modified and superseded by this Amendment, the terms and provisions of the Credit Agreement and the other Loan Documents are ratified and confirmed and shall continue in full force and effect. Borrower, Lenders and Agent agree that the Credit Agreement and the other Loan Documents, as amended hereby, shall continue to be legal, valid, binding and enforceable in accordance with their respective terms. Borrower agrees that this Amendment is not intended to and shall not cause a novation with respect to any or all of the Obligations.

4.3 Representations and Warranties. Borrower hereby represents and warrants to Agent and Lenders that (a) the execution, delivery and performance of this Amendment, any and all other Loan Documents executed and/or delivered in connection herewith have been authorized by all requisite action (as applicable) on the part of Borrower and will not violate the organizational documents of Borrower; (b) Borrower’s directors have authorized the execution, delivery and performance of this Amendment any and all other Loan Documents executed and/or delivered in connection herewith; (c) the representations and warranties contained in the Credit Agreement, as amended hereby, and any other Loan Document are true and correct in all material respects on and as of the date hereof and on and as of the date of execution hereof as though made on and as of each such date (except to the extent such representations and warranties expressly relate to an earlier date); (d) upon the effectiveness of this Amendment, no Default or Event of Default under the Credit Agreement, as amended hereby, has occurred and is continuing; (e) except as it relates to the Specified Defaults, Borrower is in full compliance in all material respects with all covenants and agreements contained in the Credit Agreement and the other Loan Documents, as amended hereby; and (f) except as disclosed to Agent, Borrower has not amended its organizational documents since the date of the Credit Agreement.

ARTICLE V

Miscellaneous Provisions

5.1 Survival of Representations and Warranties. All representations and warranties made in the Credit Agreement or any other Loan Document, including, without limitation, any document furnished in connection with this Amendment, shall survive the execution and delivery of this Amendment and the other Loan Documents, and no investigation by Agent or any Lender or any closing shall affect the representations and warranties or the right of Agent and each Lender to rely upon them.

5.2 Reference to Credit Agreement. Each of the Credit Agreement and the other Loan Documents, and any and all other Loan Documents, documents or instruments now or hereafter executed and delivered pursuant to the terms hereof or pursuant to the terms of the Credit Agreement, as amended hereby, are hereby amended so that any reference in the Credit Agreement and such other Loan Documents to the Credit Agreement shall mean a reference to the Credit Agreement, as amended hereby.

5.3 Expenses of Agent. As provided in the Credit Agreement, Borrower agrees to pay on demand all costs and expenses incurred by Agent, or its Affiliates, in connection with the preparation, negotiation, and execution of this Amendment and the other Loan Documents executed pursuant hereto and any and all amendments, modifications, and supplements thereto, including, without limitation, the reasonable costs and fees of legal counsel, and all costs and expenses incurred by Agent and each Lender in connection with the enforcement or preservation of any rights under the Credit Agreement, as amended hereby, or any other Loan Documents, including, without, limitation, the reasonable costs and fees of legal counsel.

5.4 Severability. Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

5.5 Successors and Assigns. This Amendment is binding upon and shall inure to the benefit of Agent and each Lender and Borrower and their respective successors and assigns, except that Borrower may not assign or transfer any of its rights or obligations hereunder without the prior written consent of Agent.

5.6 Counterparts. This Amendment may be executed in one or more counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same instrument. This Amendment may be executed by facsimile or electronic (.pdf) transmission, which facsimile or electronic (.pdf) signatures shall be considered original executed counterparts for purposes of this Section 5.6, and each party to this Amendment agrees that it will be bound by its own facsimile or electronic (.pdf) signature and that it accepts the facsimile or electronic (.pdf) signature of each other party to this Amendment.

5.7 Effect of Waiver. No consent or waiver, express or implied, by Agent to or for any breach of or deviation from any covenant or condition by Borrower shall be deemed a consent to or waiver of any other breach of the same or any other covenant, condition or duty.

5.8 Headings. The headings, captions, and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

5.9 Applicable Law. THE TERMS AND PROVISIONS OF SECTIONS 10.17 (GOVERNING LAW) AND 10.18 (FORUM SELECTION; CONSENT TO JURISDICTION) OF THE CREDIT AGREEMENT ARE HEREBY INCORPORATED HEREIN BY REFERENCE, AND SHALL APPLY TO THIS AMENDMENT MUTATIS MUTANDIS AS IF FULLY SET FORTH HEREIN.

5.10 Final Agreement. THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS, EACH AS AMENDED HEREBY, REPRESENT THE ENTIRE EXPRESSION OF THE PARTIES WITH RESPECT TO THE SUBJECT MATTER HEREOF ON THE DATE THIS AMENDMENT IS EXECUTED. THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS, AS AMENDED HEREBY, MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES. NO MODIFICATION, RESCISSION, WAIVER, RELEASE OR AMENDMENT OF ANY PROVISION OF THIS AMENDMENT SHALL BE MADE, EXCEPT BY A WRITTEN AGREEMENT SIGNED BY Borrower AND AGENT.

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IN WITNESS WHEREOF, this Amendment has been executed and is effective as of the First Amendment Effective Date.

BORROWER:

MISONIX, INC.,
a Delaware Corporation (f/k/a New Misonix, Inc.)

By:	/s/ Joseph Dwyer
Name:	Joseph Dwyer
Title:	Chief Financial Officer

SOLSYS MEDICAL, LLC,
a Delaware limited liability company (f/k/a Soluble Systems, LLC)

By: MISONIX, INC.,
its sole member

By:	/s/ Joseph Dwyer
Name:	Joseph Dwyer
Title:	Chief Financial Officer

AGENT AND LENDER:

SWK FUNDING LLC,
as Agent and a Lender

By:	SWK Holdings Corporation,
its sole Manager

	By:	/s/ Winston Black
	Name:	Winston Black
	Title:	Chief Executive Officer